 Exhibit 10.1

Cellular Biomedicine (Wuxi) Co., Ltd. - Basic Line of Credit - 2020042800000284

Stage: Business application investigation	Handler: Qian Zheng
Organization of the handler: Renmin Zhonglu Sub-branch, Wuxi Branch	Customer name: Cellular Biomedicine (Wuxi) Co., Ltd.
Business type: Basic line of credit	Authorization:
Business currency: RMB	Amount under application (RMB): 30,000,000.00
Term (months): 12	Day(s): 0
Interest rate type:
Base annual interest rate (%): 0.0	Floating interest rate: Floating rate
Floating value: 0.0	Annual interest rate (%): 0.0
Handling fee rate (‰): 0.00	Margin ratio (%): 0
Received at: 4/28/2020, 18:08:33	Completed at: 4/28/2020, 18:53:05
[Opinion] It is proposed to grant the basic line of credit of RMB 30 million to Cellular Biomedicine (Wuxi) Co., Ltd. for the purpose of covering the company’s operation, maintenance and R&D expenditures. The term of the line of credit is one year and the loan is a working capital loan with the characteristics of interest rate of not lower than LPR +50BP, monthly settlement, fixed interest rate, custodian payment, and the guarantee method of credit. Please approve.

[Opinion (cont.)]

Stage: Branch risk manager	Handler: Li Bo
Organization of the handler: Wuxi Branch	Customer name: Cellular Biomedicine (Wuxi) Co., Ltd.
Business type: Basic line of credit	Authorization:
Business currency:	Amount under application (RMB): 0.00
Term (months): 0	Day(s): 0
Interest rate type:
Base annual interest rate (%): 0.0	Floating interest rate:
Floating value: 0.0	Annual interest rate (%): 0.0
Handling fee rate (‰): 0.00	Margin ratio (%): 0
Received at: 4/28/2020, 18:53:05	Completed at: 4/29/2020, 10:02:36
[Opinion] The following risk control measures are recommended: 1. Pay attention to changes in the country's macro policies and pay close attention to the price changes of major raw materials. 2. Strengthen credit management and pay attention to the company's management and control in production, market, capital and other aspects. 3. Effectively strengthen post-loan management and conduct credit risk analysis in a timely manner to ensure the safety of the bank's credit funds.

[Opinion (cont.)]

Stage: Head of the Marketing Department	Handler: Ruan Haotian
Organization of the handler: Wuxi Branch	Customer name: Cellular Biomedicine (Wuxi) Co., Ltd.
Business type: Basic line of credit	Authorization:
Business currency: RMB	Amount under application (RMB): 30,000,000.00
Term (months): 12	Day(s): 0
Interest rate type:
Base annual interest rate (%): 0.0	Floating interest rate:
Floating value: 0.0	Annual interest rate (%): 0.0
Handling fee rate (‰): 0.00	Margin ratio (%): 0
Received at: 4/29/2020, 10:02:36	Completed at: 4/29/2020, 15:10:40
[Opinion] Agree
[Opinion (cont.)]

Stage: Branch analysis and evaluation (beyond the branch’s authority)	Handler: Xu Daoyou
Organization of the handler: Wuxi Branch	Customer name: Cellular Biomedicine (Wuxi) Co., Ltd.
Business type: Basic line of credit	Authorization:
Business currency: RMB	Amount under application (RMB): 30,000,000.00
Term (months): 12	Day(s): 0
Interest rate type:
Base annual interest rate (%): 0.0	Floating interest rate:
Floating value: 0.0	Annual interest rate (%): 0.0
Handling fee rate (‰): 0.00	Margin ratio (%): 0
Received at: 4/29/2020, 15:21:17	Completed at: 4/29/2020, 17:11:58
[Opinion] It is proposed to grant the basic line of credit of RMB 30 million to Cellular Biomedicine (Wuxi) Co., Ltd. The term of the line of credit is one year and the loan is a working capital loan with the characteristics of interest rate of not lower than LPR +50BP. This loan is to be used to pay the company’s operation, maintenance and R&D expenditures.Credit conditions and management requirements:1. If the bank's loan is already issued, attention should be paid to the privatization process of the group's parent company. The bank's loan should be repaid in time once new investment capital is injected into the company.2. To monitor the use of the loan, our bank’s loan is only used for the daily operation, maintenance and R&D expenditures of the company.3. Attention should be paid to the progress of the borrower’s clinical trials, funds and operations. If there are any adverse conditions that affect the safety of our bank’s credit funds, the credit strategy should be adjusted in a timely manner.

[Opinion (cont.)]

Stage: Branch Risk Director (beyond the branch’s authority)	Handler: Huang Yonghong
Organization of the handler: Wuxi Branch	Customer name: Cellular Biomedicine (Wuxi) Co., Ltd.
Business type: Basic line of credit	Authorization:
Business currency: RMB	Amount under application (RMB): 30,000,000.00
Term (months): 12	Day(s): 0
Interest rate type:
Base annual interest rate (%): 0.0	Floating interest rate:
Floating value: 0.0	Annual interest rate (%): 0.0
Handling fee rate (‰): 0.00	Margin ratio (%): 0
Received at: 4/29/2020, 17:11:58	Completed at: 4/29/2020, 17:25:30
[Opinion] We agree to declare this.
[Opinion (cont.)]

Stage: Branch governor (beyond the branch’s authority)	Handler: Zhou Bo
Organization of the handler: Wuxi Branch	Customer name: Cellular Biomedicine (Wuxi) Co., Ltd.
Business type: Basic line of credit	Authorization:
Business currency: RMB	Amount under application (RMB): 30,000,000.00
Term (months): 12	Day(s): 0
Interest rate type:
Base annual interest rate (%): 0.0	Floating interest rate:
Floating value: 0.0	Annual interest rate (%): 0.0
Handling fee rate (‰): 0.00	Margin ratio (%): 0
Received at: 4/29/2020, 17:25:30	Completed at: 4/29/2020, 17:40:06
[Opinion] Agree
[Opinion (cont.)]

Stage: Pre-examination at the headquarters	Handler: Dai Jun
Organization of the handler: Bank of Nanjing	Customer name: Cellular Biomedicine (Wuxi) Co., Ltd.
Business type: Basic line of credit	Authorization: Fully authorized
Business currency: RMB	Amount under application (RMB): 30,000,000.00
Term (months): 12	Day(s): 0

Interest rate type:
Base annual interest rate (%): 0.0	Floating interest rate:
Floating value: 0.0	Annual interest rate (%): 0.0
Handling fee rate (‰): 0.00	Margin ratio (%): 0
Received at: 4/30/2020, 8:40:31	Completed at: 4/30/2020, 10:20:41
[Opinion] We agree to grant the basic line of credit of RMB 30 million to Cellular Biomedicine (Wuxi) Co., Ltd. The term of the line of credit is one year and the loan is a working capital loan with the characteristics of interest rate of not lower than LPR +50BP. This loan is to be used to pay the company’s operation, maintenance and R&D expenditures.Credit conditions and management requirements:1. If the bank's loan is already issued, attention should be paid to the privatization process of the group's parent company. The bank's loan should be repaid in time once new investment capital is injected into the company.2. To monitor the use of the loan, our bank’s loan is only used for the daily operation, maintenance and R&D expenditures of the company.3. Attention should be paid to the progress of the borrower’s clinical trials, funds and operations. If there are any adverse conditions that affect the safety of our bank’s credit funds, the credit strategy should be adjusted in a timely manner.Operations carried out with the line of credit should be reported to the headquarters for approval.

[Opinion (cont.)]

Stage: Countersigning stage at the headquarters	Handler: Zhu Hua
Organization of the handler: Bank of Nanjing	Customer name: Cellular Biomedicine (Wuxi) Co., Ltd.
Business type: Basic line of credit	Authorization: Not authorized
Business currency: RMB	Amount under application (RMB): 30,000,000.00
Term (months): 12	Day(s): 0
Interest rate type:
Base annual interest rate (%): 0.0	Floating interest rate:
Floating value: 0.0	Annual interest rate (%): 0.0
Handling fee rate (‰): 0.00	Margin ratio (%): 0
Received at: 4/30/2020, 10:55:19	Completed at: 4/30/2020, 16:06:50
[Opinion] We agree to grant the basic line of credit of RMB 30 million to Cellular Biomedicine (Wuxi) Co., Ltd. The term of the line of credit is one year and the loan is a working capital loan with the characteristics of interest rate of not lower than LPR +50BP. This loan is to be used to pay the company’s operation, maintenance and R&D expenditures.Credit conditions and management requirements:1. If the bank's loan is already issued, attention should be paid to the privatization process of the group's parent company. The bank's loan should be repaid in time once new investment capital is injected into the company.2. To monitor the use of the loan, our bank’s loan is only used for the daily operation, maintenance and R&D expenditures of the company.3. Attention should be paid to the progress of the borrower’s clinical trials, funds and operations. If there are any adverse conditions that affect the safety of our bank’s credit funds, the credit strategy should be adjusted in a timely manner.Operations carried out with the line of credit should be reported to the headquarters for approval.

[Opinion (cont.)]